UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2016 (May 10, 2016)

GASTAR EXPLORATION INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35211	38-3531640
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1331 LAMAR STREET, SUITE 650
HOUSTON, TEXAS 77010
(Address of principal executive offices)

(713) 739-1800

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

Credit Amendment Waiver

On May 10, 2016, Gastar Exploration Inc. (the “Company”) entered into a Waiver (the “Waiver”) of the Second Amendment and Restated Credit Agreement (the “Credit Agreement”)  among the Company, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, Collateral Agent, Swing Line Lender and Issuing Lender, and in its capacity as a Lender, and the other Lenders party thereto, pursuant to which the Lenders permanently waived the occurrence of an unintended default under the Credit Agreement that resulted from the timing of  cash dividend payments made by the Company in respect of the month of March 2016 on the Company’s 8.625% Series A Cumulative Preferred Stock and the Company’s 10.75% Series B Cumulative Preferred Stock, which payments were made on March 31, 2016.

A copy of the Waiver is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Waiver herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Waiver.

Amendment to the Rights Agreement

On May 11, 2016, the Board of Directors of the Company (the “Board”) adopted an amendment (the “Amendment to the Rights Agreement”) to the Rights Agreement dated January 18, 2016 (the “Rights Agreement”) to make certain provisions of the Rights Agreement inapplicable to purchasers of the Company’s common stock approved by the Board to purchase common stock in the previously announced underwritten public offering (the “Offering”) of up to 57,500,000 shares of common stock, including the Underwriters’ (as defined below) option to purchase up to an additional 7,500,000 shares of common stock solely to cover over-allotments, approved by the Board, or a committee thereof, so that no such purchaser will be deemed an “Acquiring Person” under the Rights Agreement by virtue of their purchase of common stock in the Offering. The Amendment to the Rights Agreement was executed by the Company on May 11, 2016, and was effective immediately upon such execution pursuant to Section 28 of the Rights Agreement.

A copy of the Amendment to the Rights Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The description of the Amendment to the Rights Agreement herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment to the Rights Agreement.

Underwriting Agreement

On May 12, 2016, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Seaport Global Securities LLC and Johnson Rice & Company L.L.C., as representatives of the several underwriters named therein (the “Underwriters”), in connection the Offering. The issuance and sale of common stock in the Offering has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (Registration No. 333-193832) that was declared effective by the Securities and Exchange Commission on February 24, 2014. Closing of the Offering is scheduled for May 17, 2016. A legal opinion related to the shares of common stock is filed herewith as Exhibit 5.1.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing, obligations of the parties and termination provisions. Additionally, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. Furthermore, the Company has agreed with the Underwriters not to offer or sell any shares of its common stock (or securities convertible into or exchangeable for common stock), subject to certain exceptions, for a period of 60 days after the date of the Underwriting Agreement without the prior written consent of Seaport Global Securities LLC.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.  The description of the Underwriting Agreement herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Underwriting Agreement.

Relationships

The Underwriters and certain of their affiliates have, from time to time, performed, and may in the future perform, various commercial and investment banking and financial advisory services for the Company and affiliates of the Company, for which they received or may in the future receive customary fees and expenses. In particular, Seaport Global Securities LLC acted as financial advisor to the Company in connection with the disposition of certain oil and gas properties in 2013, for which it received a customary fee. The transaction was publicly announced and closed in October 2013. In addition, an affiliate of IBERIA Capital Partners L.L.C., IBERIABANK, is a lender under our Credit Agreement. Although it is not intended that IBERIABANK will receive any of the net proceeds of this offering in connection with the repayment of amounts under our Credit Agreement, the proceeds from this offering will be used for general corporate purposes, and therefore, may be used to repay amounts due to IBERIABANK.

In the ordinary course of their various business activities, the Underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investment and securities activities may involve securities and/or instruments of the Company or affiliates of the Company. The Underwriters and their respective affiliates may also communicate independent investment recommendations, market color or trading ideas and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” under the heading “Amendment to the Rights Agreement” of this Current Report on Form 8-K with respect to the entry into an Amendment to the Rights Agreement is incorporated into this Item 3.03 by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following is a list of exhibits filed as part of this Form 8-K:

Exhibit No.	Description of Document
1.1

Underwriting Agreement, dated May 12, 2016, by and among Gastar Exploration Inc. and Seaport Global Securities LLC and Johnson Rice & company L.L.C., as representatives of the several underwriters listed in Schedule I thereto.

4.1	Amendment to the Rights Agreement, dated May 11, 2016 by Gastar Exploration Inc.
5.1	Opinion of Vinson & Elkins L.L.P.
10.1	Waiver to Second Amended and Restated Credit Agreement, dated May 10, 2016.
23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2016	GASTAR EXPLORATION INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
1.1

Underwriting Agreement, dated May 12, 2016, by and among Gastar Exploration Inc. and Seaport Global Securities LLC and Johnson Rice & company L.L.C., as representatives of the several underwriters listed in Schedule I thereto.

4.1	Amendment to the Rights Agreement, dated May 11, 2016 by Gastar Exploration Inc.
5.1	Opinion of Vinson & Elkins L.L.P.
10.1	Waiver to Second Amended and Restated Credit Agreement, dated May 10, 2016.
23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).